METROPOLITAN SERIES FUND

SUPPLEMENT DATED AUGUST 5, 2016

TO THE

PROSPECTUSES DATED MAY 1, 2016

METLIFE ASSET ALLOCATION 20 PORTFOLIO

METLIFE ASSET ALLOCATION 40 PORTFOLIO

METLIFE ASSET ALLOCATION 60 PORTFOLIO

METLIFE ASSET ALLOCATION 80 PORTFOLIO

Effective immediately, Wen Liu no longer serves as a Portfolio Manager of the MetLife Asset Allocation 20 Portfolio, the MetLife Asset Allocation 40 Portfolio, the MetLife Asset Allocation 60 Portfolio and the MetLife Asset Allocation 80 Portfolio (each a “Portfolio”), each a series of the Metropolitan Series Fund.

Effective immediately, the following changes are made to the prospectus of each Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers

The Portfolio is managed by a committee led by Alan C. Leland, Jr. Other members of the committee are Kristi Slavin and Victor Soto. Mr. Leland has been a member since 2005. Ms. Slavin has been a member since 2012. Mr. Soto has been a member since 2016.

In the section entitled “Additional Information About Management,” the third through sixth paragraphs in the subsection entitled “The Adviser” are deleted in their entirety and replaced with the following:

Alan C. Leland, Jr., CFA, is the chair of the committee. Mr. Leland has been Chief Financial Officer of MetLife Advisers since 1994 and a member of MetLife Advisers’ Board of Managers since 2006. He has been Vice President of the Fund since 2005 and of the Trust since 2012 and is a Vice President of Metropolitan Life Insurance Company (“Metropolitan Life”). He has worked for Metropolitan Life and its predecessors for over 30 years and has worked for MetLife Advisers since its inception in 1994.

Kristi Slavin, CFA, is President of MetLife Advisers and has worked for MetLife Advisers since joining Metropolitan Life in 2008. She has been a Vice President of Metropolitan Life since 2014. From 2001 until she joined Metropolitan Life, Ms. Slavin was a Senior Portfolio Analyst for Columbia Management.

Victor Soto, CFA, is Vice President of MetLife Advisers. Mr. Soto has worked for MetLife Advisers since rejoining Metropolitan Life in 2015. He has been an Assistant Vice President of Metropolitan Life since 2015. From 2013 until he rejoined Metropolitan Life, Mr. Soto was a Portfolio Manager at 1st Global. From 2011 until he joined 1st Global, he was a Senior Investment Analyst at FirstCommand Financial Services, Inc. (“FirstCommand”). From 2008 until he joined FirstCommand, he was an Investment Specialist at Metropolitan Life.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE